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EXHIBIT 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


ITurf Inc.
New York, New York

We consent to the incorporation by reference in this Registration Statement of iTurf Inc. on Form S-8 of our report dated October 13, 1999, relating to the financial statements of T@PONLINE.COM, INC.

BDO SEIDMAN, LLP
New York, New York
November 30, 1999

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